UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): May 25, 2004



                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)


             Nevada                                      76-0364866
  (State or other jurisdiction                  (IRS Employer Identification
        of incorporation)                                  Number)




     1300 West Sam Houston Parkway South
                  Suite 300
               Houston, Texas                              77042
   (Address of principal executive offices)              (Zip Code)


                                 (713) 297-7000
              (Registrant's telephone number, including area code)






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Item 5.  Other Events and Regulation FD Disclosure.

         On May 25, 2004, U.S. Physical Therapy, Inc. announced that the 2004 annual meeting of stockholders of U. S. Physical Therapy, Inc. scheduled for May 25, 2004, has been recessed until 7:00 pm Central Standard Time on June 3, 2004 in order to give stockholders time to consider and to vote on the 2003 Stock Incentive Plan. A copy of the Company's press release is attached hereto as
Exhibit 99.1 and hereby incorporated by reference.

Item 7.  Financial Statements and Exhibits

Exhibits

99.1     Press release, dated May 25, 2004, issued by U.S. Physical Therapy,
         Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             U.S. PHYSICAL THERAPY, INC.



         Date: May 25, 2004                  By:  /s/ Larry McAfee
                                                  --------------------------
                                                  Name: Larry McAfee
                                                  Title: Chief Financial Officer